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                                                                    EXHIBIT 99.3

                                March 23, 1999


GreenMountain.com Company
55 Green Mountain Drive
South Burlington, Vermont 05407-2206

        Re:     Consent to Being Named in Registration Statement
                ------------------------------------------------

Gentlemen:

        Pursuant to Rule 438 of the Securities Act of 1933, as amended, I hereby consent to my being named as a person who is to become a member of the Board of Directors of GreenMountain.com Company (the "Company") in the Company's Registration Statement on Form S-1.

                                        Sincerely,


                                        /s/ REED MALTZMAN
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                                        Reed Maltzman